SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report                                                September 23, 2003
Date of Earliest Event Reported                               September 23, 2003


                             InvestorsBancorp, Inc.
             (Exact name of Registrant as specified in its charter)


                                    Wisconsin
                 (State or other jurisdiction of incorporation)


      0-29400                                         39-1854234
(Commission File Number)                 (I.R.S. Employer Identification Number)


W239 N1700 Busse Road, Waukesha, Wisconsin                   53188
  (Address of principal executive offices)                 (Zip Code)



                                 (262) 523-1000
              (Registrant's telephone number, including area code)

Item 5.       Other Events.

     On September 23, 2003, InvestorsBancorp, Inc., a Wisconsin corporation ("INVB"), announced that the merger of Investors Subsidiary, Inc., a Wisconsin corporation and its wholly-owned subsidiary, ("Investors Subsidiary"), with and into INVB (the "Merger") had been completed, with INVB continuing as the surviving corporation.

     In the Merger, the shares of common stock of INVB (other than shares held by George Schonath and certain of his affiliates) was converted into the right to receive $14.20 in cash. Warrants issued by INVB will continue to be outstanding following the Merger and will become obligations of the surviving corporation.

     Consummation of the Merger will result in the INVB common stock ceasing to be quoted on the OTC bulletin board and the termination of the registration of such securities pursuant to the Securities Exchange Act of 1934.

     The terms of the Merger are described in Amendment No. 2 to Schedule 13E-3, as filed by INVB, Investors Subsidiary and George Schonath and certain of his affiliates with the Securities and Exchange Commission on August 14, 2003. A copy of the press release of INVB with respect to the completion Merger is included herein as Exhibit 99.1

                      FORWARD-LOOKING STATEMENT DISCLOSURE

     This document contains or may contain forward-looking statements about InvestorsBancorp, Inc., Investors Subsidiary, Inc., and the combined company which we believe are within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements are made in connection to the financial condition, results of operations, plans, objectives, future performance and business of InvestorsBancorp, Inc., Investors Subsidiary, Inc., and/or the combined company. These forward-looking statements involve certain risks and uncertainties. There are a number of important factors that could cause future results to differ materially from historical performance and these forward- looking statements. Factors that might cause such a difference include, but are not limited to: (1) competitive pressures among depository institutions increase significantly; (2) changes in the interest rate environment reduce interest margins; (3) prepayment speeds, loan sale volumes, charge-offs and loan loss provisions; (4) general economic conditions, either national or in Wisconsin, the state in which InvestorsBancorp does business, are less favorable than expected; (5) legislative or regulatory changes adversely affect the businesses in which InvestorsBancorp is engaged; and (6) changes in the securities markets. Further information on other factors which could effect the financial results of InvestorsBancorp after the merger are included in InvestorsBancorp's filings with the SEC. These documents are available free of charge at the SEC's website at http://www.sec.gov and/or from InvestorsBancorp.

Item 7. Financial Statements and Exhibits

         (a) Financial Statements of Business Acquired.

                  None.

         (b) Pro Forma Financial Information.

                  None.

         (c) Exhibits.

                  99.1 Press Release, dated September 23, 2003, announcing the completion of the Merger.




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



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



September 23, 2003                           InvestorsBancorp, Inc.



                                             By:      /s/ GEORGE R. SCHONATH
                                               --------------------------------
                                                 George Schonath
                                                 Chief Executive Officer





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